AMERICAN INDEPENDENCE FUNDS TRUST

(THE “TRUST”)

SUPPLEMENT DATED JULY 24, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 13, 2015

AMERICAN INDEPENDENCE LARGE CAP GROWTH FUND

(TICKER SYMBOLS: LGNIX, LGNAX, LGNCX)

(the “Fund”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) LISTED ABOVE.

This Supplement supersedes and replaces in its entirety the prior Supplement dated July 24, 2015, to the Prospectus and SAI dated July 13, 2015.

In a Supplement dated July 24, 2015, to the Prospectus and SAI, American Independence Financial Services, LLC (“American Independence”), investment adviser to the Fund, announced that it had entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix would merge with American Independence to create a new company (the “Merger”); which will be known as RiskX Investments, LLC.  The Merger was consummated on July 31, 2015.

Therefore, effective July 31, 2015, the Investment Advisory Agreement between American Independence and the Trust, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated upon the Merger. In addition, the Investment Sub-Advisory Agreement, between American Independence and Navellier & Associates, Inc. on behalf of the Fund was terminated.

At a special board meeting held on April 29, 2015, the Fund’s Trustees approved the terms of an interim investment advisory agreement and interim sub-advisory agreement (“Interim Agreements”) and a proposed investment advisory agreement and proposed investment sub-advisory agreement (the “Proposed Agreements”). Also at that same meeting, the Trustees called a special meeting of shareholders to obtain their approval of the Proposed Agreements. The meeting is expected to be held in September, 2015. The new Proposed Agreements have terms, including investment advisory and sub-advisory fees payable thereunder, that are substantially identical to those in the current agreements.  Shareholders should expect to receive a proxy statement during the month of August, 2015, that will provide a comparison of the current advisory agreement and the current sub-advisory agreement to each of the respective Proposed Agreements and will discuss the basis for the Board’s approval of the Proposed Agreements. In addition, shareholders will be asked to consider and vote upon the election of Trustees to serve on the Trust’s Board.

Under the Interim Agreements, American Independence and Navellier will continue to provide the Fund with the same level of service; however, the investment advisory and sub-advisory fees will be held in escrow until such time as shareholders of the Fund approve the Proposed Investment Advisory Agreement and the Proposed Investment Sub-Advisory Agreement.

Effectively immediately, throughout the Prospectus and SAI, reference to American Independence Financial Services, LLC is replaced with RiskX Investments, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE